UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010
SONOCO PRODUCTS COMPANY

South Carolina	0-516	57-0248420
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of Principal Executive
Office)
Registrant’s telephone number, including area code: (843) 383-7000
Not Applicable
Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events.
          On October 25, 2010, Sonoco Products Company (“Sonoco”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with Banc of America Securities LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which Sonoco agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $350 million in aggregate principal amount of 5.75% Notes due 2040 (the “Notes”), as described in the prospectus supplement dated October 25, 2010 filed pursuant to Sonoco’s shelf registration statement on Form S-3, Registration No. 333-160964 (the “Registration Statement”).
          The Notes will be issued under the Indenture, dated as of June 15, 1991, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), as successor in interest to Wachovia Bank of North Carolina, National Association, as trustee, (the “Trustee”), as amended and supplemented by a Second Supplemental Indenture, to be entered into between the Company and the Trustee. The Underwriters are expected to deliver the Notes against payment on November 1, 2010.
          A copy of the Underwriting Agreement and the second supplemental indenture pursuant to which the Notes are to be issued are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement.
     Item 9.01. Financial Statements and Exhibits.
          Sonoco hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement:
1.3	Underwriting Agreement, dated as of October 25, 2010, among Sonoco Products Company and Banc of America Securities LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein.

4.8	Form of Second Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.9	Form of Note (included in Exhibit A to Exhibit 4.8).

5.2	Opinion (including consent) of Haynsworth Sinkler Boyd, P.A.

12.1	Computation of ratio of earnings to fixed charges.

23.3	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.2).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
Date: October 28, 2010	By:	/s/ Ritchie L. Bond
Ritchie L. Bond
Treasurer

EXHIBIT INDEX
1.3	Underwriting Agreement, dated as of October 25, 2010, among Sonoco Products Company and Banc of America Securities LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein.

4.8	Form of Second Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.9	Form of Note (included in Exhibit A to Exhibit 4.8).

5.2	Opinion (including consent) of Haynsworth Sinkler Boyd, P.A.

12.1	Computation of ratio of earnings to fixed charges.

23.3	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.2).

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